SAN FRANCISCO MART

                                Basic Lease Terms

DATE:                              May 3, 1996

TENANT:                            The Keller Manufacturing Company, Inc.

LANDLORD:                          San Francisco Mart

PREMISES:                          Showroom  778,  Mart 1,  comprising  approximately  1,702  rentable  square feet on the 7th floor of the Building located at 1355 Market Street, San Francisco, CA 94103

COMMENCEMENT DATE:                 July 1, 1996

EXPIRATION DATE:                   June 30, 1998

BASE RENT:                         $2,298.00 per month with yearly  escalations based on CPI;  provided,  however,  that in no event shall the yearly increase in any given year be less than 5%.

SECURITY DEPOSIT:                  $4,596.00

ELECTRICITY:                       To be billed as specified in Paragraph 5(a).  The monthly administrative fee is $25.00.

MINIMUM HOURS
OF OPERATION:                      Market weeks

LATE CHARGE:                       Ten percent (10%) of the overdue amount.

INTERNAL TELE-
COMMUNICATIONS SERVICES:           $50.00 per month

NOTICES:                           All notices are to be sent to:
                                         Mr. Keith Meriwether
                                         The Keller Manufacturing Co., Inc.
                                         701 North Water
                                         Corydon, IN 47112

     Upon execution of this lease, Tenant shall deliver to Landlord the sum of $2,096.00 representing the additional security deposit as more particularly set forth in Paragraph 6 of the Lease.

     The San Francisco Mart, by this Agreement, leases to the Tenant the Premises described above for the terms and conditions contained herein and in the attached Lease which is incorporated by reference in and made a part of this Lease.

     IN WITNESS WHEREOF, the parties hereto have executed this Lease as of the day and year appearing next to each signature below.

TENANT:                                       LANDLORD:

THE KELLER MANUFACTURING                      WESTERN MART CO., a California limited
COMPANY, INC.                                 partnership dba SAN FRANCISCO MART


By:______________________________             By:___________________________________
Its:  Marketing Manager                       Its:  Executive Director
Date:  May 8, 1996                            Date:  May 21, 1996

                               SAN FRANCISCO MART

                                      LEASE


     This Lease is made with reference to the attached Basic Lease Terms which are hereby incorporated by reference in this Lease. The parties further agree:

     1. Leased Premises. Landlord leases to Tenant the premises as designated in the Basic Lease Terms and as shown on the floor plan attached hereto as Exhibit A.

     2. Term. The Commencement Date and Expiration Date of the Lease term are the dates set forth on the Basic Lease Terms. For purposes of this Lease, a "Lease Year" means the twelve-month period beginning on the first day of the month in which the term of this Lease commences and each twelve-month period thereafter until the termination of this Lease. If for any reason Landlord cannot deliver possession of the Premises to Tenant on the aforesaid commencement date, this Lease shall not be void or voidable nor shall Landlord be liable to Tenant for any such delay, but the commencement of the term of this Lease shall be postponed until such possession can be delivered and the expiration date of the term shall be similarly extended.

     3. Rent. Tenant shall pay to Landlord throughout the Term as rental for the use and occupancy of the Premises, at the times and in the manner provided in this Lease, the following sums of money (collectively, "Rent"):

          (a) Base Rent. Tenant shall pay to Landlord monthly rent ("Base Rent") during the first Lease Year of the Term, without offset, deduction or demand, payable in advance on or before the first day of each and every calendar month the sum as set forth in the Basic Lease Terms.

          On each anniversary of the Lease Commencement Date, Base Rent shall be increased to an amount equal to the greater of (i) one hundred five percent (105%) of the Base Rent applicable during the preceding Lease Year; or (ii) the product obtained by multiplying the Monthly Rent in effect just prior to the Adjustment Date by a fraction, the numerator of which shall be the Consumer Price Index for the second month preceding the Adjustment Date (for example, if the first Adjustment Date is July 1, 1995, then May, 1995) and the denominator of which shall be the Consumer Price Index for the same month one year before (for example, if the first Adjustment Date is July 1, 1995, then May, 1994) which fraction is hereinafter referred to as the "CPI Fraction."

          The term "CPI" means the Consumers Price Index, All Urban Consumers, San Francisco-Oakland-San Jose, All Items (1982-1984 = 100), as published by the United States Department of Labor, Bureau of Labor Statistics. If publication of the CPI by any governmental or private agency is discontinued or if it is so modified that it does not accurately reflect the changes in consumer prices, then the Landlord and Tenant shall use such other index as is then generally recognized and accepted for similar determination of changes in consumer prices. If the CPI is revised, it shall be converted in accordance with the conversion factor published by the Bureau of Labor Statistics or any other governmental agency then publishing same.

          If the Term commences on other than the first day of a calendar month or ends on other than the last day of a calendar month, the first or last payment of Base Rent shall be prorated on a daily basis.

          (b) Additional Rent. Tenant shall pay, as additional rent ("Additional Rent"), all sums of money required to be paid to Landlord pursuant to this Lease, including, without limitation, Paragraphs 3(c), 4,5,7, 8(b),14, 21(c), 24(a), (b) and (e), 25, 28 and 31 below, and all other sums of money or charges required to be paid by Tenant under this Lease in addition to Base Rent, whether or not designated as "Additional Rent." If such amounts or charges are not paid at the time provided in this Lease, they shall nevertheless be collectible as Additional Rent with the next installment of Base Rent thereafter falling due, but nothing contained in this Lease shall be deemed to suspend or delay the payment of any amount of money or charge at the time the same becomes due and payable under this Lease, or limit any other remedy of Landlord.

          (c) Payment; Late Charge. All Monthly Rent and all Additional Rent shall be payable without any offset, deduction, prior notice or demand whatsoever. If any Monthly Rent or Additional Rent due under this Lease is not received by Landlord on or before the tenth (10th) day after the due date thereof, Tenant shall pay the Landlord a late charge as specified in the Basic Lease Terms. Tenant agrees that Tenant's failure to make timely payments of Base Rent and Additional Rent will result in Landlord's incurring additional expenses including, but not limited to, sending out notices of delinquency, computing interest, and segregating delinquent sums from non-delinquent sums on all accounting, rental and data processing records, and in loss to Landlord of the use of the money due. Accordingly, Tenant acknowledges that this late charge represents a fair and reasonable estimate of the cost that Landlord will incur by reason of Tenant's failure to meet its financial commitment to Landlord in a timely manner. The provisions of this Subparagraph 3(c) shall not be construed to grant Tenant a grace period. Notwithstanding the foregoing, Landlord reserves the right to increase the aforesaid Late Charge at any time and from time to time by delivering written notice to Tenant specifying the amount of such increase. In the event Landlord notifies Tenant as aforesaid, the Late Fee set forth in the Basic Lease Terms shall be deemed automatically amended without the necessity of the parties executing a formal Lease amendment or otherwise modifying the Basic Lease Terms. Without limiting the generality of the foregoing, Landlord may increase the Late Charge (i) due to Tenant's repeated failure to pay Rent as and when due; (ii) as a result of overall increases in interest rates; and (iii) in order to maintain consistency with prevailing building management practices in San Francisco, California.

     4. Operating Expenses. In addition to Monthly Rent as provided in Paragraph 3 above, Tenant shall pay to Landlord, as Additional Rent, and in addition to any and all other charges payable by Tenant under this Lease Tenant's share of operating expenses as provided in this Paragraph 4 on the first day of each month during the term of this Lease beginning on the first such date after the commencement of this Lease. During the first Lease Year, such monthly Additional Rent shall be in an amount equal to $ N/A multiplied by the number of square feet in the Premises. Thereafter, the monthly Additional Rent shall be adjusted effective as of each Adjustment Date to equal the product of the additional rent in effect just prior to the Adjustment Date and the applicable CPI Fraction; provided, however, that in no event shall the adjusted Additional Rent be less than 105% of the Additional Rent in effect just prior to the Adjustment Date. Tenant and Landlord both acknowledge and agree that, although the foregoing Additional Rent is intended to defray Landlord's expenses of owning and operating the Building, the foregoing provisions may result in Additional Rent that varies from the actual ownership and operating expenses incurred by Landlord with respect to the Building, and that such provisions shall in any event be binding on the parties. Landlord shall have the same remedies for a default in the payment of Additional Rent pursuant to this Paragraph 4 as for a default in the payment of Monthly Rent.

     5. Electricity. Tenant shall also pay Landlord for electricity provided to the Premises and the Building as follows:

          (a) If the Premises are separately metered, Tenant shall pay for electricity as measured by the Individual meter serving the Premises, and at the current rate specified from time to time by Pacific Gas and Electric Company. In addition, Tenant shall pay to Landlord monthly, as Additional Rent, an administrative and billing fee, which rate may be adjusted from time to time;

          (b) If the Premises are not separately metered, Tenant shall pay for electricity on the first day of each month during the term of this Lease beginning on the first such date after the commencement of this Lease in the amount based upon Tenant's electricity use classification at a rate deemed reasonable by the Landlord.

          Landlord reserves the right to change Tenant's use classification in its sole and absolute discretion upon thirty (30) days written notice to Tenant. As of each Adjustment Date, Tenant's electricity payment obligation under this subparagraph (b) shall be increased by the percentage by which Landlord's per kilowatt cost of electricity has increased due to rate increases imposed by the utility company.

          (c) Notwithstanding anything to the contrary contained in this Lease, at any time during the term of this Lease Landlord shall have the right, in Landlord's sole and absolute discretion, either to (i) install an individual electrical meter in the Premises if the Premises are not presently metered, or (ii) remove any electrical meter presently serving the Premises and charge Tenant for its electrical usage pursuant to Paragraph 5(b) above.

          (d) Landlord shall have the same remedies for a default in the payment for electricity pursuant to this Paragraph 5 as for a default in the payment of Monthly Rent.

     6. Security Deposit. Upon execution of this Lease, tenant shall pay the Security Deposit to secure the full performance and observance of each and all of the provisions of this Lease. If Tenant defaults in any of its obligations under this lease, Landlord may use, apply or retain the whole or any part of the security deposit (a) to the extent of any sum due Landlord, or (b) to make any required payment on Tenant's default, or (c) to compensate Landlord for any expense or damage caused by Tenant's default. Upon Landlord's demand, Tenant shall promptly pay to Landlord a sum equivalent to the amount by which the security deposit was so depleted. It is understood that Landlord is not a trustee of the deposit and that Landlord may commingle it with other funds. Said deposit or so much thereof as remains after Tenant's obligations and liabilities to Landlord hereunder have been satisfied shall be refunded to Tenant, without interest, upon the termination of this Lease.

     7. Keys. Tenant shall not copy or reproduce any keys to the Building or Premises provided to Tenant by Landlord and shall return all such keys immediately upon the termination of this Lease. Upon the execution of this Lease, Tenant shall pay Landlord a key charge as specified in the Basic Lease Terms.

     8. Use of Premises, Etc.

          (a) Use. Tenant will use and occupy the Premises for exhibiting and selling goods, wares and merchandise at wholesale only and related general office use and for offering services related to the residential home furnishings or contract furnishings industry.

          (b) Hours, Continuous Operation. Tenant agrees to maintain in the Premises a reasonably comprehensive sample display of its products and to keep the Premises fully lighted and open for business with adequate representation in attendance from 9:00 a.m. to 5:00 p.m. on Monday through Friday of each week (excepting holidays) and every business day of each seasonal market exhibition period, and on such additional days or for additional hours as Tenant may desire. Notwithstanding the foregoing, Tenant shall have the right to close on legal holidays and also to temporarily close for business on the Premises for a period not to exceed thirty (30) days for refurbishing the Premises not more than once during the Term. If Tenant shall breach the foregoing covenant, Landlord may, in addition to any other remedies which Landlord may have under this Lease or applicable law, impose a penalty of $50.00 per day, which sum shall be payable by Tenant to Landlord as Additional Rent hereunder.

          (c) Layout. Tenant's layout of the Premises and the manner of displaying Tenant's goods, merchandise and services shall be subject to Landlord's reasonable approval from time to time, and Landlord shall have the right to disapprove any layout or display that detracts from the appearance of a first-class high quality design showroom or which is inconsistent in any way with the overall plan or design of the Building or the area thereof contiguous to the Premises.

          (d) Name. Tenant shall not, without the prior consent of Landlord, use the words "San Francisco Mart" or "SFM" for any purpose other than as the address of the business to be conducted by Tenant in the Premises.

          (e) Abandonment. Tenant shall not vacate or abandon the Premises at any time during the Term of this Lease, and if Tenant shall abandon, vacate or surrender the Premises, or be dispossessed by process of law or otherwise, any personal property belonging to Tenant and left on the Premises shall be deemed to be abandoned, at the option of Landlord.

     9. Access.

          (a) Premises shall be permitted by Tenant only to Tenant's employees, retail dealers and to buyers, employees and agents doing business with Tenant and invitees of Tenant, but not to the general public. Landlord reserves the right to exclude from the Building and the Premises any person whom it may consider an improper person or whose presence it considers detrimental to the Building or to Landlord or to any other tenants.

          (b) Notwithstanding anything to the contrary in this Paragraph 9 and in addition to the rights granted to Landlord pursuant to Paragraph 13(c) below, Landlord may enter the Premises at reasonable times during the regular business hours of Tenant to (i) inspect the Premises; (ii) exhibit the Premises to prospective purchasers, mortgagees or tenants; (iii) determine whether Tenant is complying with all its obligations under this Lease; (iv) supply any service to be provided by Landlord to Tenant under this Lease; (v) post notices of nonresponsibility and (vi) post "for Lease" signs of reasonable size upon the showroom windows of the Premises during the last one hundred twenty (120) days of the Term. A designated representative of Landlord shall at all times have and retain a key to unlock all of the doors, in, on and about the Premises (excluding Tenant's vaults, safes and similar areas designated in writing by Tenant in advance) and Landlord shall have the right to use any and all means which Landlord may deem proper to open said doors in an emergency in order to obtain entry to the Premises, and any entry to the Premises obtained by Landlord by any means, or otherwise, shall not under any circumstances be construed or deemed to be a forcible or unlawful entry into or a detainer of the Premises or an eviction, actual or constructive of Tenant from the Premises, or any portion thereof.

     10. Rules and Regulations. Tenant shall faithfully observe and comply with the Rules and Regulations annexed to this Lease and all reasonable modifications of and additions thereto from time to time put into effect by Landlord. Landlord shall not be responsible to Tenant for the non-performance by any other tenant or occupant of the Building of any of these Rules and Regulations.

     11. Prohibited Uses. The Premises shall not be used except for the purposes hereinabove specified. Tenant shall not do or permit anything to be done in or about the Premises, nor bring nor keep anything therein which will in any way increase the rate of fire insurance upon the Building or any of its contents, or cause any cancellation of insurance policies covering the Building or its contents, or which shall in any way conflict with any law, ordinance, rule or regulation affecting the occupancy and use of the Premises, which is or may hereafter be enacted or promulgated by federal, state, county or municipal authority, or in any way obstruct or interfere with the rights of other tenants of the Building, or injure or annoy them, nor use, nor allow the Premises to be used for any other purpose or in a manner which would constitute a breach by Landlord under any other lease in effect at the Building. No auction, fire, bankruptcy or going out of business sale shall be conducted on the Premises.

     12. Condition of Premises. Landlord shall deliver the Premises to Tenant in their current condition, "as is." Landlord makes no representation or warranty as to the condition of the Premises, including, without limitation, the compliance of the Premises with applicable building codes or other laws, the condition of any improvements on the Premises, or the suitability of the Premises for Tenant's particular use. Tenant represents and warrants that prior to its signing this Lease it has inspected the Premises and agrees that the Premises are fit for all of Tenant's desired purposes.

     13. Alterations and Repairs.

          (a) Tenant shall not make or suffer to be made any alteration, addition or improvement to or of the Premises, or any part thereof, without the prior written consent of Landlord, which may be granted or withheld in Landlord's sole and absolute discretion, any alteration, addition or improvement to or of the Premises made by Tenant, including without limitation any partitions (movable or otherwise), carpeting or floor covering, or lighting fixtures, shall at once become a part of the Building and belong to Landlord. Movable furniture and equipment and trade fixtures, however, shall remain the property of Tenant. Landlord specifically reserves the right to designate the color and type of draperies or other window coverings on all exterior windows. If Landlord consents to the making of any alteration, addition or improvement to or of the Premises by Tenant, the same shall be made by Tenant at its sole cost and expense. At Landlord's election, any or all of such alterations, additions and improvements, including, without limitation, flooring. Lighting and wall treatments, shall remain on the Premises at the end of the term hereof, without compensation to Tenant. If Landlord elects to permit Tenant to remove any or all of such alterations, additions, or improvements, Tenant shall, at Tenant's sole cost, restore the Premises to their condition immediately prior to installation thereof.

          (b) Tenant, at its sole expense, shall at all times during the term hereof keep the Premises in good and sanitary order, condition and repair, damage thereto by fire, earthquake, act of God or the elements excepted, and Tenant hereby waives all rights under and benefits of Subsection 1 of
     Section 1932 and Sections 1941 and 1942 of the California Civil Code and under any similar law, statute or ordinance now or hereafter in effect. Upon the expiration or sooner termination of the term hereof, Tenant shall surrender the Premises and (unless designated by Landlord to be removed in accordance with the preceding Paragraph A), all repairs, alterations, additions and improvements thereto to Landlord in the same condition as when received, ordinary wear and tear and damage by fire, earthquake, act of God or the elements excepted.

          (c) Landlord shall at all times have the right without notice to enter the Premises to inspect the same and to alter, improve or repair the Premises and any portion of the Building, without abatement of rent, and may for that purpose erect, use and maintain scaffolding, pipes, conduits and other necessary structures in and through the Premises. Tenant hereby waives any claim for damages for any injury or inconvenience to or interference with Tenant's business or any loss of occupancy or quiet enjoyment of the Premises by reason of any such entry and activity on the Premises, except that the foregoing waiver shall not apply to the negligence or willful misconduct of Landlord. It is specifically understood and agreed that Landlord has no obligation and has made no promise to alter, add to, remodel, improve, repair, decorate or paint the Premises or any part thereof and that no representations respecting the condition of the Premises or the building have been made by Landlord to Tenant except as specifically set forth herein.

          (d) In the event Tenant shall make alterations, additions or improvements to the Premises either of a structural or non-structural nature in any amount whatsoever, then all labor and materials shall be performed and supplied only by licensed contractors or mechanics approved in writing by Landlord in its sole and absolute discretion, under contracts approved in writing by Landlord, and pursuant to plans and specifications approved in advance by Landlord. In any event, any and all work (1) shall be done at Tenant's sole expense and in such manner as not to disrupt unreasonably existing Building operations or disturb existing tenants and occupants of the Building; (2) shall comply with all applicable laws, rules, orders, permits, authorizations, and governmental requirements and orders, including without limitation the Americans with Disabilities Act ("ADA") and any similar California legislation including without limitation California Government Code Section 4450 et seq., California Health & Safety Code Section 18,951 et seq. and Section 19952 et seq., and California Civil Code Section 51 and 54.1 (all of the foregoing being hereafter referred to as "Accessibility Legislation"), the rules and regulations of any Board of Fire Underwriters responsible for the geographic area in which the Premises are located, and any and all laws governing the removal or encapsulation of any asbestos-containing material ("ACM"); (3) shall be made promptly and in good workmanlike manner using prime quality materials and in full conformance4 with the plans and specifications approved by Landlord; (4) shall not cause any damage to, or interfere with Landlord's ability to provide services to, any portion of the Building, and (5) shall be performed by licensed and bonded contractors reasonably approved by Landlord. Without limiting the generality of the foregoing, in the event Tenant undertakes any alterations or repairs pursuant to this Paragraph 13, whether in connection with the construction of Tenant's encapsulation of any ACM in or about the Premises, the reinforcement or retrofit of the Premises to comply with any earthquake hazard reduction program or similar program now in effect or which may hereafter come into effect, the installation, repair, upgrade, or replacement of sprinkler systems and other life safety requirements in the Premises, and compliance with all applicable provisions of the ADA and other California Accessibility Legislation, whether or not such compliance involves the making of further alterations, additions or repairs outside of the Premises.

          (e) Tenant agrees that it will not at any time, either directly or indirectly, use or permit the use of any contractors or labor or material in the Premises if such use would create any difficulty with other contractors or labor engaged by Tenant or Landlord or others in the construction, maintenance or operation of the Building or any part thereof.

          (f) If Tenant fails to comply with any provision of this paragraph, Landlord in addition to any other remedy herein provided, may require Tenant to cease all work being performed by or on behalf of Tenant and Landlord may deny access to the Premises to any person performing work in or supplying materials to the Premises.

     14. Cleaning and Maintenance. Tenant shall be responsible for cleaning the interior of the Premises, including the interior of all windows therein. Landlord shall not be responsible for supplying janitorial services to the Premises, but shall clean, maintain and repair solely the common areas of the Building, such as the hallways, elevators, entrance and bathrooms, and shall remove all trash from the Building provided that Tenant places a sealed receptacle containing its trash in the hallway outside the Premises at the close of each business day. In addition, Landlord may no more than two times each year, cause the exterior of the windows in the Building to be cleaned and Tenant agrees to reimburse Landlord for its cost thereof in an amount proportionate to the ratio that the number of exterior windows in Tenant's Premises gears to the total number of exterior windows in the Building.

     15. Signage. Tenant shall comply with such regulations as may from time to time be promulgated by Landlord governing signs, advertising material or lettering of all tenants in the Building, provided the Tenant shall not be required to change any sign or lettering that was in compliance with applicable regulations at the time it was installed or placed in, on or adjacent to the Premises. Except as provided above, without the prior reasonable consent of
Landlord, Tenant shall not place or permit to be placed (1) any sign, advertising material or lettering upon the exterior of the Premises or (2) any sign, advertising material or lettering upon the exterior or interior surface of any door or window or at any point inside the Premises from which the same may be visible from outside the Premises. Tenant acknowledges and agrees that it shall be reasonable for Landlord to withhold its consent to any signage, advertising or lettering not in conformance with Landlord's reasonable regulations or not in conformance with the standard style of signage in use at the Building from time to time. Upon request of Landlord, Tenant shall immediately remove any sign, advertising material or lettering which Tenant has place in, on or about the Premises, contrary to the provisions of this Section 15, and if Tenant fails to do so, Landlord may enter upon the Premises and remove the same at Tenant's expense.

     16. Liens. Tenant shall keep the Premises and the property in which the Premises are situated free from any liens arising out of any work performed, materials furnished or obligations incurred by Tenant or at the insistence of Tenant or incurred by or at the insistence of any subtenant of Tenant.

     17. Insurance. Tenant, at Tenant's expense, shall keep in force during the term hereof comprehensive broad form general liability insurance with a combined single limit of $1,500,000 for each occurrence for injuries to or death of persons occurring in, on or about the Premises or the Building, and property damage. The policy or policies for such insurance shall name Landlord as an additional insured, and shall insure any liability of Landlord, contingent or otherwise, as respects acts or omissions of Tenant, its agents, employees or invitees or otherwise, by any conduct or transactions of any of said persons in or about or concerning the Premises, including any failure of Tenant to observe or perform any of its obligations hereunder; shall be issued by an insurance company authorized to transact business in the State of California; and shall provide that the insurance effected thereby shall not be canceled, except upon ten (10) days prior written notice to Landlord, Tenant shall deliver to Landlord a certified copy of all insurance policies required by this Lease and carried by Tenant.

     Tenant agrees that insurance carried by it against loss or damage by fire or other casualty shall contain a clause whereby the insurer waives its right to subrogation against Landlord.

     18. Damages By Fire, Etc. In the event the Premises or the Building are damaged by fire or other casualty, Landlord shall repair the same provided such repairs can be made within ninety (90) days under the laws and regulations of the state, federal, county and municipal authorities and this Lease shall remain in full force and effect except that Tenant shall be entitled to a proportionate abatement in rent while such repairs are being made, such reduction to be based prorata to the extent to which the making of such repairs shall interfere with the use and occupancy of Tenant in the Premises as reasonably determined by Landlord. If such repairs cannot be made within ninety (90) days, Landlord shall have the option either (a) to repair or restore such damage, this Lease continuing in full force and effect, but the rent to be proportionately abated as provided in this paragraph, or (b) to give notice to Tenant at any time within thirty (30) days after the occurrence of such damage terminating this Lease as of a date to be specified in such notice, which date shall be not less than thirty (30) nor more than sixty (60) days after giving such notice. In the event of the giving of such notice, this Lease shall expire and all interest of Tenant in the Premises shall terminate on such date as specified in such notice, and the rent, reduced by any proportionate reduction based upon the extent, if any, to which the damage interfered with the use and occupancy of Tenant, shall be paid to the date of such termination, Landlord agreeing to refund to Tenant any rent therefore paid in advance for any period of time subsequent to such date. Landlord shall not be required to repair any injury or damage by fire or other cause, or to make any repairs or replacements of any paneling, decorations, partitions, railings, ceilings, floor covering, fixtures or any other property installed in the Premises by Tenant. The provisions of Section 1932, Subdivision 2, and Section 1933, Subdivision 4 of the Civil Code of California are hereby waived by Tenant.

     19. Condemnation. Should the whole or any part of the Premises be condemned and taken by any competent authority for any public or quasi-public use or purpose, all awards payable on account of such condemnation and taking shall be payable to Landlord, and Tenant hereby waives all interest in or claim to said awards or any part thereof. If the whole of the Premises is condemned and taken, this Lease shall thereupon terminate. If a part only of the Premises is condemned and taken and the remaining portion thereof is not reasonable suitable for the purposes for which Tenant has leased the Premises, Tenant shall have the right to terminate this Lease. If a part only of the Premises is condemned and taken and the remaining part thereof is reasonably suitable for the purposes for which Tenant has leased the Premises, this Lease shall continue but the rental shall be reduced in an amount proportionate to the value of the portion taken as it relates to the total value of the Premises.

     20. Compliance with Law; Etc. Tenant shall not do or permit to be done in, on or about the Premises, nor bring or keep or permit to be brought or kept therein, anything which is prohibited by or will in any way conflict with any law, statute, ordinance or governmental rule or regulation now in force or which may hereafter be enacted or promulgated, or which is prohibited by Landlord's fire insurance policy or will in any way increase the existing rate of or affect any fire or other insurance upon the Building or any of its contents, and shall promptly comply with all such legal and insurance requirements at its sole expense insofar as they pertain to the Premises. Tenant shall not do or permit anything to be done in or about the Premises which will in any way interfere with the rights of other tenants of the Building, or injure or annoy them, or use or allow the Premises to be used for any improper, immoral, unlawful or objectionable purpose, nor shall Tenant cause, maintain or permit any nuisance in the Premises or commit any waste in the Premises. Tenant shall at its sole cost and expense promptly comply with all laws, statutes, ordinances and governmental rules, regulations or requirements now in force or which may hereafter be in force, including, without limitation, the ADA and California Accessibility Legislation; with the requirements of any board of fire underwriters or other similar body now or hereafter constituted; with any direction or occupancy certificate issued pursuant to any law by any public officer or officers; as well as with the provisions of all recorded documents affecting the Premises, insofar as they relate to or affect the use or occupancy of the Premises, excluding requirements of structural changes not related to or affected by improvements made or for Tenant.

     21. No Assignment or Subletting.

          (a) Tenant shall not transfer, assign, sublet, enter into license or concession agreements, or hypothecate this Lease or the Tenant's interest in and to the Premises or permit the use of the Premises or any party other than the Tenant in whatever part, voluntarily, involuntarily or by operation of law (collectively "Assignment") without first obtaining Landlord's consent and otherwise complying with all the terms and conditions of this Paragraph 21. Such consent shall not be unreasonably withheld by Landlord. Any Assignment without Landlord's consent shall be void and shall constitute an Event of Default under this Lease. Tenant agrees to pay for Landlord's reasonable attorneys' fees and other administrative costs incurred in conjunction with the processing and documentation of and response to any request for consent to an Assignment, the estimated amount of which (as determined by landlord) shall be paid by Tenant concurrently with the submission of any request for Landlord's consent to an Assignment.

          (b) If Tenant desires at any time to enter into an Assignment of this Lease, Tenant shall first give written notice to Landlord of its desire to do so, which notice shall be accompanied by the payment described in the last sentence of subparagraph (a) above and shall contain (1) the name of the proposed assignee, subtenant or occupant (collectively "Assignee"); (2) the nature of the proposed Assignee's business to be carried on in the Premises; (3) the terms and provisions of the proposed Assignment; and (4) such financial information regarding both Tenant and the proposed Assignee, including a current balance sheet and income statement for each, as Landlord may request; and (5) such operating histories and statements of prior experience as Landlord may reasonably notice and any additional information requested by Landlord, Landlord may, by written notice to Tenant, elect to (a) consent to the Assignment, or 9b) disapprove the Assignment, or 9c) terminate this Lease upon sixty (60) days written notice to Tenant with respect to that portion of the Premises covered by the proposed Assignment. Tenant further acknowledges that the use of the Premises shall be limited to the uses described in Paragraph 8 above, and it shall be deemed reasonable for Landlord to withhold its consent to any other use or to a use which while it shall be deemed reasonable for landlord to withhold its consent to any other use or to a use which while complying with Paragraph 8 above is incompatible with existing uses of other tenants in the building. It shall also be deemed reasonable for Landlord to withhold its consent to any Assignment to an Assignee whose net worth does not equal or exceed Tenant's net worth as of the date of this Lease or the date the request for consent is submitted, whichever is greater, or to any Assignee that is an existing tenant of the Building. The foregoing shall not limit in any way Landlord's right to withhold its consent to an Assignment for any other reason.

          (c) In the event Landlord does consent to any Assignment for which Tenant receives any compensation or consideration of any kind in excess of the rents and other charges payable hereunder and any leasing commissions and tenant improvement costs incurred by Tenant in connection with such Assignment, then Tenant shall pay over to Landlord ninety percent (90%) of such excess compensation or consideration as and when received. In the event of a sublet, Tenant shall pay such sums to Landlord each month as received, and in the event of an assignment of this Lease as part of a sale of other assets by Tenant, the total consideration received by Tenant shall be fairly and reasonably allocated over all assets sold, and Tenant shall disclose to Landlord all information necessary to enable Landlord to determine such allocation.

          (d) For purposes of this paragraph 21, the term "Assignment" shall include any sale or other transfer, alone or together with sales or other transfers previously made, including by consolidation, merger, or reorganization, of a majority of the voting stock of Tenant or of any parent corporation that controls Tenant (if Tenant is a corporation) or of a majority of the general and/or limited partnership interests in Tenant (if Tenant is a partnership), and shall also include any management agreement or other contract or arrangement of any kind, however named, pursuant to which a majority of any profits realized from the conduct of a business on the Premises shall inure to the benefit of any other person or pursuant to which effective control or responsibility for the Premises is transferred or delegated to any person.

          (e) Regardless of Landlord's consent, no Assignment shall release Tenant from Tenant's obligation under this Lease or after the Liability of Tenant to pay the rent and to perform all other obligations to be performed by Tenant under this lease. The acceptance of any Rent by Landlord from any other person shall not be deemed to be a waiver by Landlord of any provision of this Lease. Consent to one Assignment shall not be deemed consent to any subsequent Assignment. In the event of default by any Assignee of Tenant or any successor of Tenant in the performance of any of the terms of this Lease, Landlord may proceed directly against Tenant without the necessity of exhausting remedies against such Assignee or successor.

          (f) Each Assignment to which Landlord has consent shall be by an instrument in form satisfactory to Landlord and shall be executed by the Assignor and the Assignee; and each Assignee shall agree in writing for the benefit of landlord to assume, to be bound by, and to perform the terms, covenants and conditions of this Lease to be done, kept and performed by Tenant. No Assignment to which Landlord has consented shall be effective until an executed copy of such instrument of Assignment has been received and accepted by Landlord.

     22. Indemnification and Release. Landlord, its partners, officers, directors, shareholders, trustees, agents and invitees shall not be liable to Tenant and Tenant hereby waives all claims against Landlord and all such persons for any injury to or death of any persons or damage to or destruction of property in or about the Premises or the Building by or from any cause whatsoever, including, without limitation, theft, burglary, mysterious disappearance, gas, fire, oil, electricity or leakage of any character from the roof, walls, basement or other portion of the Premises or the Building. Tenant shall hold Landlord and its partners, officers, directors, shareholders, trustees, agents and invitees (collectively "Indemnified Parties") harmless from costs and expenses, including reasonable attorneys' fees, in connection therewith, arising out of an injury to or death of any person or damage to or destruction of property occurring in, on or about the Premises, or any part thereof, from any cause whatsoever; and if occurring in, on or about the Building (including without limitation, elevators, stairways, parking areas, passageways or hallways) the use of which Tenant may have in common with other tenants of the Building, or elsewhere in, on or about the Building or the Premises, when such injury or damage shall be caused in whole or in part by the act, neglect, default or omission of any duty by Tenant, its agents, contractors, employees or invitees or otherwise by any conduct or transactions of any of said persons in or about or concerning the Premises or the Building, including without limitation any alterations, additions or repairs performed by Tenant or any other failure of Tenant to observe or perform any of its obligations hereunder.

     23. Default. Tenant shall deemed to be in default under this Lease upon the occurrence of any of the following events ("Event of Default"): (a) Tenant shall fail to pay any Monthly Rent or Additional Rent when and as the sums become due and payable; (b) Tenant shall fail to pay any other sum when and as the same becomes due and payable; (c) Tenant shall fail to observe, keep or perform in a timely manner any of the other terms, covenants, agreements or conditions contained in this Lease or in the Rules and Regulations described in Paragraph 10 above and on the part of Tenant to be observed or performed; (d) Tenant shall file a petition for bankruptcy or become insolvent or make a transfer in fraud of creditors, or make an assignment for the benefit of creditors, or take or have taken against Tenant any proceedings of any kind under any provision of the Federal Bankruptcy Act or under any other insolvency, bankruptcy or reorganization act and, in the event any such proceedings are involuntary, Tenant is not discharged from the same within sixty (60) days thereafter; (e) a receiver is appointed for a substantial part of the assets of Tenant and is not dismissed or discharged within sixty (60) days; (f) Tenant shall vacate or abandon the Premises; or (g) this Lease or any estate of Tenant hereunder shall be levied upon by any attachment or execution which is not discharged or bonded against within thirty (30) days.

     24.  Remedies  Upon  Default.  Upon the  occurrence of any Event of Default
Landlord may, at its option and without any further notice or demand, in addition to any other rights and remedies given under this Lease or by law, do any of the following:

          (a) Landlord may terminate this Lease. In the event of any such termination of this Lease, Landlord may then or at any time thereafter, re-enter the Premises and remove therefrom all persons and property and gain, repossess and enjoy the Premises, without prejudice to any other remedies that landlord may have by reason of an Event of Default or of such termination and, in addition to any other rights and remedies landlord may have, Landlord shall have all of the rights and remedies of a Landlord provided by Section 1951.2 of the California Civil Code. The amount of damages which Landlord may recover in an event of such termination shall include, without limitation, (1) the worth at the time of award (computed by discounting such amount at the discount rate of the Federal Reserve Bank of San Francisco at the time of award plus one percent) of the amount at the discount rate of rent for balance of the term after the time of award exceeds the amount of rental loss that Tenant proves could be reasonably avoided; (2) all reasonable legal expenses and other related costs incurred by Landlord following and reasonably avoided; (3) all reasonable legal expenses and other related costs incurred by Landlord following and Event of Default; (4) all costs incurred by Landlord in restoring the Premises to good order and condition, or in limitation, any brokerage, commissions) incurred by Landlord in reletting the Premises. For the purpose of determining the unpaid rent in the event of a termination of this Lease, all unpaid Monthly Rent and Additional Rent set forth in this Lease shall be included.

          (b) If Tenant shall abandon or surrender the Premises or be dispossessed by process of law or otherwise, any property of Tenant left on the Premises shall be deemed to be abandoned but Tenant shall remain liable to Landlord for all cost, loss damage and expenses incurred by Landlord for the removal of such property from the Premises and for the repair of any damage to the Premises caused by such removal.

          (c) Landlord shall have the right to cause a receiver to be appointed in any action against Tenant to take possession of the Premises and/or to collect the rents or profits derived from the Premises. The appointment of such receiver shall not constitute an election on the part of Landlord to terminate this Lease unless notice of such intention is given to Tenant.

          (d) Landlord may elect to keep this Lease in full force and effect with Tenant retaining the right to possession of the Premises (notwithstanding the fact that Tenant may have abandoned the Premises), in which event Landlord, in addition to all other rights and remedies Landlord may have at law or in equity, shall have the right to enforce all of Landlord's rights and remedies under this Lease, including but not limited to the right to recover the installments of rent as they become due under this Lease. Notwithstanding any such election to have this Lease remain in full force and effect, Landlord may at any time thereafter elect to terminate Tenant's right to possession of the Premises and thereby terminate this Lease for any previous breach or default hereunder by Tenant which remains uncured or for any subsequent such breach or default.

          (e) In addition to and not in Limitation of Landlord's remedies as set forth in this Paragraph 24, if Landlord shall, during the term of this Lease, serve Tenant with a 3-day notice to quit after the occurrence of an Event of Default, then any deferred rent and other monetary concessions, including without limitation, any Tenant improvement allowance, granted by Landlord to Tenant shall also become immediately due and payable, regardless of whether Tenant may have cured or may thereafter cure such Default.

          (f) Nothing contained in this Paragraph 24 shall be construed as limiting Landlord's right to pursue any other lawful remedy now or hereafter available to Landlord, including without limitation the remedies set forth in Sections 1951.2, 1951.3 and 1951.4 of the California Civil Code, as the same may be amended from time to time, or any related or successor statutes.

     25. Landlord's Right to Cure Default. All covenants and agreements to be performed by Tenant under this Lease shall be at its sole cost and expense and without any abatement of Monthly Rent or Additional Rent, unless otherwise specified in this Lease. If Tenant shall fail to pay any sum or money, other than Monthly Rent or Additional Rent, required to be paid by Tenant pursuant to this Lease or shall fail to perform any other act on Tenant's part to be performed under this Lease, Landlord may, but shall not be obligated so to do, and without waiving or releasing Tenant from any obligations of Tenant, make any such payment or perform any such other act on Tenant's part to be made or performed as provided in this Lease. All sums so paid by Landlord and all incidental costs shall be deemed Additional Rent hereunder and shall be payable to Landlord on demand.

     26. Termination. Upon any termination of this Lease, whether by lapse of time or otherwise, Tenant shall surrender possession and vacate the Premises immediately, and deliver possession thereof to Landlord. Any and all property which Tenant is entitled to remove from the Premises at the expiration or other termination of this Lease shall become the property of Landlord unless promptly removed by Tenant.

     27. Holding Over. Any holding over after the expiration of the term of this Lease, with the consent of Landlord shall be deemed a month-to-month tenancy at twice (300%) of the rental in effect for the last month immediately preceding such expiration or termination and upon each and every one of the terms, conditions and covenants of this Lease. In the event of month-to-month tenancy, Landlord may cancel the same upon seven (7) days with notice left at the Premises and Tenant shall have the privilege of canceling same upon thirty (30) days notice to Landlord, all notices to be in writing.

     28. Utilities and Services.

          (a) Electricity, HVAC and Elevator. Provided that Tenant shall not be in default hereunder, Landlord agrees to furnish to the Premises electricity suitable for the intended use of the premises subject to compliance with any governmental rules or restrictions regarding energy conservation or other matters and shall, during the ordinary business hours of 8:00 a.m. to 6:00 p.m., Monday through Friday, furnish heat (and in Mart 2 only, air conditioning) as required in Landlord's judgment for the comfortable use and occupation of the Premises. Normal elevator service shall be provided in common to tenants of the Building during the above hours, and shall be subject to call at all times when normal service is not provided.

          (b) Internal Telecommunications System. Landlord shall also furnish building-wide telecommunications service to the Premises through a building switchboard for incoming calls only. Such service may include, without limitation, delivery of directory information regarding tenants to interested parties. Tenant agrees to pay for same at a rate determined by the landlord, which rate may be adjusted from time to time cover Landlord's cost and overhead in connection therewith. Tenant acknowledges that the building-wide telecommunications system is essential for the smooth operations of the Building, and that it is reasonable for the Landlord to impose a charge for some.

          (c) Water. Landlord shall provide water only to the public facilities.

          (d) No Liability. Landlord shall not be liable in any manner for failure to furnish or delay in furnishing any such services in this Paragraph 28 when such failure to furnish or delay is occasioned, in whole or in part, by needed repairs, renewals, or improvements, or by any strike, lockout or other labor controversy, or by an accident or casualty or by the act or default of Tenant or other parties, or by any cause beyond the reasonable control of Landlord; nor shall Landlord be liable for any act or default of employees not authorized by Landlord; and any such failure shall not be deemed as an actual or constructive eviction of Tenant, nor shall it in any way release Tenant from the performance of his covenants.

     29. Subordination and Estoppel Statements. This Lease shall automatically be subordinate to any mortgage or deed of trust hereafter placed upon the Premises, to any and all advances made or to be made thereunder, to the interest on the obligations secured thereby and to all renewals, replacements and extensions thereof; provided, however, that (a) in the event of foreclosure of any such mortgage or deed of trust or exercise of power of sale thereunder, Tenant shall attorn to the purchaser of the Premises at such foreclosure sale and recognize such purchaser as the Landlord under this Lease, and (b) notwithstanding any such foreclosure or sale this Lese shall remain in full force if Tenant is not in default hereunder. If any mortgagee or beneficiary elects to have this Lease superior to this mortgage or deed of trust and gives notice of its election to Tenant, then this Lease shall thereupon become superior to the lien of such mortgage or deed of trust, whether this Lease is dated or recorded before or after the mortgage or deed of trust. Tenant shall promptly execute, acknowledge and deliver to Landlord any subordination or nondisturbance agreement or other instrument that Landlord may reasonably request to carry out the intent of this paragraph. If Tenant shall fail to do so within fifteen (15) days after receipt of Landlord's request, Landlord may terminate this Lease by written notice to Tenant. Tenant agrees upon request in writing from Landlord to execute an deliver within ten (10) days to Landlord a statement in writing certifying that this Lease is unmodified and in full force and effect (or if there have been modifications, that the same is in full force and effect as modified and stating the modifications), and the dates to which rent has been paid. It is agreed that any such statement may be relied upon by any prospective purchaser of the Building or the mortgagee, beneficiary or grantee of any security interest, or any assignee of any thereof covering the Building. Tenant's failure to deliver such statement within such time shall be conclusive upon Tenant (a) that this Lease is in full force and effect without modification except as may be represented by Landlord, (b) that there are no uncured defaults in Landlord's performance, and (c) that no more than two (2) months rent has been paid in advance as security.

     30. No Waiver. Landlord's failure to exercise any right or remedy it may have by reason of any Event of Default shall not constitute a waiver thereof unless expressly so stated in writing by Landlord; the subsequent acceptance of rent hereunder shall not be deemed a waiver of any preceding Event of Default hereunder by Tenant other than the failure to pay the particular rental or accepted; and the waiver by Landlord or any Event of Default shall not constitute a waiver of any other Event of Default regardless of knowledge thereof.

     31. Attorneys' and/or Collection Agencies' Fees. In the event it becomes necessary to enforce this Agreement and collect delinquent sums due, Landlord is entitled to all actually incurred attorney's fees and costs. Recovery of attorney's fees will be based upon fees actually incurred rather than reasonable fees pursuant to a Court's Default schedule.

     Moreover, any judgment obtained by Landlord against Tenant shall include the right to post-judgment incurred attorney's fees as part of the judgment. Specifically, this contract clause shall not be extinguished by merger into the judgment. Tenant expressly agrees that the judgment creditor shall be entitled to reasonable and necessary costs of enforcement of judgment including actually incurred attorney's fees in accordance with Code of Civil Procedure Section
685.040. This contract clause entitling attorney's fees both pre-judgment and post-judgment shall be expressly set forth in the judgment. Attorney's fees incurred in enforcing the judgment shall be included as costs collectable pursuant to Code of Civil Procedure ("CCP") Section 1033.5(a)(10)(A). The underlying judgment shall include an aware of attorney's fees to the judgment creditor for enforcement of a judgment pursuant to said Section 1033.5(a)(10)(A). CCP Section 1033.5(a)(10)(A) states that attorney's fees incurred fees, when authorized by a contract, are allowable as a cost under CCP
Section 1032.

     The judgment creditor shall be entitled to a post-judgment attorney's fees for the enforcement of the judgment pursuant to CCP Section 685.040 and CCP
Section 1033.5(a)(10)(A) by filing a post-judgment cost memoranda in accordance with procedures set forth by law. The post-judgment attorney's fees incurred in enforcing the judgment and requested pursuant to post-judgment cost memoranda shall be recovered and reflected as a cost in the Writ of Execution.

     32. Change of Leased Premises.

          (a) Tenant acknowledges and agrees that it is essential to the orderly and efficient operation of the San Francisco Mart buildings that Landlord have the right from time to time to relocate tenants in order to achieve optimum utilization of all space in the San Francisco Mart. Therefore, at any time after the execution of this Lease, Landlord shall have the right to move Tenant to another location in either Mart 1 (located at 1355 Market Street, San Francisco) or Mart 2 (located at 875 Stevenson Street, San Francisco). Landlord shall exercise its right to relocate Tenant in the following manner: (i) the premises to which Tenant is to be relocated (the "New Premises") shall be selected by Landlord and shall be reasonably comparable in size, as determined by Landlord in its sole discretion, to the Premises; (ii) Landlord shall give Tenant at least thirty (30) days prior written notice of its intent to relocate Tenant and shall identify the New Premises in said notice; (iii) within ten (10) days after Landlord's notice of relocation, Tenant may, at its option, terminate this Lease by delivering written notice to Landlord; and (iv) if Tenant fails to terminate this Lease as provided in Section (iii) above, the New Premises shall be substituted for the original Premises, this Lease shall continue in full force and effect without any other changes, and Landlord shall, subject to the conditions set forth below, move Tenant's property to the New Premises. If the relocation occurs after Tenant has taken occupancy of the Premises, Landlord shall pay the cost of moving Tenant and replacing (as practicable and less a reasonable allowance for depreciation as determined by Landlord) all installations and improvements of Tenant which cannot be moved to the New Premises.

          (b) Landlord's obligation to pay for Tenant's relocation shall be further subject to the following: (i) Tenant shall procure and submit to Landlord three (3) bids from reputable moving companies for the relocation of Tenant's furniture, fixtures, equipment and other personal property;
     (ii) Landlord shall select one of the three (3) bids, or, in the alternative, select a bid procured independently by Landlord from any other reputable moving company; (iii) Tenant shall contract directly with the moving company selected by Landlord to administer Tenant's relocation; and
     (iv) Tenant shall submit any and all claims including without limitation any breakage, denting, marring, chipping, cracking or other damage to any showroom objects that occurs as a result of such relocation, directly to the moving company selected by Landlord and Landlord shall have no liability or responsibility in connection with any such damage or destruction.

     33. Personal Property Lien. As material consideration for Landlord's entering into this Lease, Tenant hereby grants to Landlord a security interest for all amounts due from Tenant under this Lease upon all personal property of Tenant located on or about the Premises. Any such property shall not be removed (except in the ordinary course of Tenant's business) without the prior written consent of Landlord, until such time as all amounts due to Landlord under this Lese shall have been paid in full. Upon the occurrence of any Event of Default by Tenant hereunder, Landlord shall have the option, in addition to any other rights or remedies it may have, to enter the Premises and take possession of any such personal property of Tenant and to sell the same at public or private sale in accordance with applicable provisions of the California Uniform Commercial Code, at which sale Landlord or its assigns may purchase such property and apply the proceeds, less expenses of taking possession and sale, as a credit against any sums due by Tenant to Landlord hereunder. Any surplus remaining after such sale shall be paid to Tenant. Simultaneously with the execution of this Lease, or at such other time as Landlord may request, Tenant shall execute a UCC-1 Financing Statement in form suitable for filing with the California Secretary of State (or such other filing offices as Landlord may deem appropriate).

     34. "Landlord" Defined. The term "Landlord," as used in this Lease, means only the owner for the time being of the Premises, so that in the event of any sale of the Premises, the seller shall be and hereby is entirely freed and relieved of all covenants and obligations of Landlord hereunder, and it shall be deemed and construed, without further agreement between the parties or between the parties and he purchaser of the Premises, that such purchaser has assumed and agreed to carry out any and all covenants and obligations of Landlord hereunder.

     35. Notices. If at any time after the execution of this Lease, it shall become necessary or convenient for one of the parties hereto to serve any notice, demand or communication upon the other party, such notice, demand or communication shall be in writing, shall be deemed given when personally delivered or forty-eight (48) hours after being deposited with the United States Post Office, registered or certified mail, return receipt requested, postage prepaid and (a) if intended for Landlord shall be addressed to San Francisco Mart, 1355 Market Street, Suite 460, San Francisco, California 94103, Attention:
President, and (b) if intended for Tenant shall be addressed to Tenant at the Premises or to the party at the address set forth in the Base Lease Terms.

     36. Choice of Law and Forum. This Lease shall be construed in accordance with and governed by the laws of the State of California, and any action or proceeding brought by either party in connection with this Lease shall be brought in, and the parties hereby submit to the jurisdiction of, the United States District Court of the Municipal or Superior Court for the City and County of San Francisco.

     37. Time. Time is of the essence of this Lease.

     38. Corporate Authority. If Lessee is a corporation, trust, general or limited partnership, or limited liability company, each individual executing this Lease on behalf of such entity represents and warrants that he or she is duly authorized to execute and deliver this Lease on behalf of said entity. If Lessee is a corporation, trust, partnership or limited liability company, Lessee shall, within thirty (30) days after execution of this Lease, deliver to Lessor evidence of such authority satisfactory to Lessor.

     39. Brokers. Except as may be expressly set forth herein, each party represents to the other that no person, firm, corporation or other entity is entitled to any brokerage commission or finder's fee on account of the execution and consummation of this Lease. Tenant hereby agrees to indemnify Landlord and to hold harmless Landlord from any and all claims, losses, damages, costs and expenses of whatsoever nature, including attorneys' fees and costs of litigation arising from or relating to any brokerage commissions or finder's fees incurred by Tenant in connection with this Lease.

     40. Modification of Lease. Except as otherwise provided herein, this Lease may be amended or modified only by a written instrument executed by both landlord and Tenant.

     41. Confidentiality. Tenant hereby agrees, on behalf of its self and its partners, employees, agents and representatives, that except as required by law, Tenant shall keep the terms of this Lease confidential and shall not disclose or reveal any of such terms in any manner, whether orally in writing, to any person or entity. Tenant may only disclose the economic terms of this Lease to its accountants and lenders if Tenant obtains an agreement by such persons to treat such information as confidential.

     42. Limitation of Recovery Against Landlord. Tenant acknowledges and agrees that the liability of Landlord (which for purposes of this Section shall include all partners, both general and limited, of any partnership, the officers, directors and shareholders of any corporation, the members of any limited liability company, and any and all co-tenants or joint-venturers comprising Landlord) under this Lease shall be limited to its interest in the Building, and any judgments rendered against Landlord shall be satisfied solely out of the proceeds of sale of its interest in the Building. No officer, director, partner, shareholder or member of Landlord shall be named as a party in any suit or action (except as may be necessary to secure jurisdiction over Landlord) and no personal judgment shall lie against Landlord. Tenant agrees that the foregoing covenants and Limitations shall be applicable to any obligation or liability of Landlord, whether expressly contained in this Lease or imposed by statute or at common law. The foregoing provisions are not intended to relieve Landlord from the performance of any of Landlord's obligation under this Lease, but only to limit the personal liability of Landlord in case of recovery of a judgment against Landlord.

     43. No Partnership. It is expressly understood that Landlord does not, in any way or for any purpose, become a partner of Tenant in the conduct of its business, or otherwise, or joint venturer or a member of a joint enterprise with Tenant.

     44. Complete Agreement. There are no oral agreements between Landlord and Tenant affecting this Lease, and this Lease supersedes and cancels any and all previous negotiations, arrangements, brochures, agreements and understandings, if any, between the Landlord and Tenant or displayed by Landlord to Tenant with respect to the subject matter of this Lease. There are no representations between Landlord and Tenant other than those contained in this Lease and all reliance with respect to any representations in solely upon the representations contained in this Lease.

     45. Effectiveness of Lease. This Lease shall not become effective, and shall not create any rights or obligations of the parties hereto, until one or more original counterparts hereof have been fully executed and delivered by the parties and, if required by Landlord, a Guaranty of Lease has been duly executed and delivered to Landlord.

     46. Captions. The captions in this Lease are for convenience only and are not a part of this Lease and do not in any way limit or amplify the terms and provisions of the Lease.

     47. Miscellaneous. The words "Landlord" and "Tenant" as used herein shall include the plural as well as the singular. If there be more than one Tenant, the obligations under this Lease imposed upon Tenant shall be joint and several. Submission of this instrument for examination or signature by Tenant does not constitute a reservation of or option for lease, and it is not effective as a lease of otherwise until execution and delivery by both landlord and Tenant. The terms, covenants, agreements and conditions herein contained, shall, subject to the provisions as to assignment apply to and bind the heirs, successors, executors, administrators and assigns of the parties hereto. If any provision of the Lease shall be determined to be illegal or unenforceable, such determination shall not affect any other provision of this Lease and all such other provisions shall remain in full force and effect.

     IN WITNESS WHEREOF, the parties hereto have executed this Lease as of the day and year appearing next to each signature below.

TENANT:                                                   LANDLORD:

THE KELLER MANUFACTURING COMPANY, INC.                    WESTERN MART CO., a California limited
                                                          partnership dba SAN FRANCISCO MART

By:________________________________
Its:  Marketing Manager                                   By:___________________________________
                                                          Its: Executive Director
Date:  May 8, 1996                                        Date: May 21, 1996

                SAN FRANCISCO MART BUILDING RULES AND REGULATIONS


     1. Landlord reserves the right to issue passes to all persons, including tenants and their employees, and to require anyone seeking entry into the Building to produce a pass.

     2. Tenants, their employees and sales personnel shall at all times refrain from unethical methods of selling their products or services to visitors of the Building, including soliciting in corridors, loitering in doorways, accosting buyers in fellow tenants' premises, escorting buyers to other tenants' showrooms, and participating in sales in other tenants' premises.

     3. Sidewalks, halls, passages, exits, entrances, elevators and stairways shall not be obstructed by Tenants or used by them for any purpose other than for ingress and egress from their respective premises.

     4. The bulletin board or directory of the Building will be provided exclusively for the display of the name and location of Tenants only and Landlord reserves the right to exclude any other names therefrom.

     5. No Tenant shall obtain for use upon its premises ice, drinking water, food, beverage, towel or other similar services, or accept barbering or shoe-shining services in its premises, except from persons authorized by Landlord, and at hours and under regulations fixed by Landlord.

     6. Each Tenant shall see that the doors of its premises are closed and securely locked and shall observe strict care and caution that all utilities are entirely shut off before the tenant or its employees leave the premises so as to prevent waste or damage, and for any default or carelessness the tenant shall make good all injuries sustained by other tenants or occupants of the Building or Landlord.

     7. No tenant shall alter any lock or install a new or additional lock or any bolt on any door of its premises without the prior written consent of the Landlord. If Landlord shall give its consent, the Tenant shall in each case furnish Landlord with a key for any such lock.

     8. Each Tenant, upon the termination of the tenancy, shall deliver to Landlord all the keys of or to the Building, offices, rooms which shall have been furnished the Tenant or which the Tenant shall have had made. In the event of the loss of any keys so furnished by Landlord, Tenant shall pay Landlord therefor.

     9. Upon assignment or sublease of all or a portion of any premises, the assignee or sublessee shall pay to Landlord an annual service fee in such amount as Landlord may prescribe from time to time.

     10. The toilet room, toilets, urinals, wash bowls and other apparatus shall not be used for any purpose other than that for which they were constructed and no foreign substance of any kind whatsoever shall be thrown therein, and the expense of any breakage, stoppage or damage resulting from the violation of this rule shall be borne by the Tenant who, or whose employees or invitees, shall have caused it.

     11. No Tenant shall use or keep in its premises or the Building any kerosene, gasoline or inflammable or combustible fluid or material or use any method of heating or air conditioning other than supplied by Landlord.

     12. No Tenant shall use, keep or permit to be used or kept in its premises any foul or noxious gas or substance or permit or suffer such premises to be occupied or used in a manner offensive or objectionable to Landlord or other occupants of the Building by reason of noise, odors and/or vibrations or interfere in any way with other Tenants or those having business therein, nor shall any animals or birds be brought or kept in or about any premises of the Building.

     13. No cooking shall be done or permitted by any Tenant on its premises, except that the preparation of coffee, tea, hot chocolate and similar items for Tenants and their employees shall be permitted, nor shall such premises be used for lodging.

     14. Landlord will direct electricians as to where and how telephone, telegraph and electrical wires are to be introduced or installed. No boring or cutting for wires will be allowed without the prior written consent of Landlord. The location of telephones, call boxes and other office equipment affixed to all premises shall be subject to the written approval of Landlord.

     15. No Tenant shall install any radio or television antenna, loudspeaker or any other device on the exterior walls of the Building.

     16. No Tenant shall lay linoleum, tile, carpet or any other floor covering so that the same shall be affixed to the floor of its premises in any manner except as approved in writing by Landlord. The expense of repairing any damage resulting from a violation of this rule or the removal of any floor covering shall be borne by the Tenant by whom, or by whose contractors, employees or invitees, the damage shall have been caused.

     17. No furniture, freight, equipment, packages or merchandise will be received in the Building or carried up or down the elevators, except between such hours and in such elevators as shall be designated by Landlord. No furniture, merchandise or other bulky objects shall be brought into or removed from the Building during any major market exhibition without the prior written consent of Landlord. Landlord shall have the right to prescribe the weight, size and position of all safes and other heavy equipment brought into the Building. Safes or other heavy objects shall, if considered necessary by Landlord, stand on wood strips of such thickness as is necessary to properly distribute the weight thereof. Landlord will not be responsible for loss of or damage to any such safe or property from any cause, and all damage done to the Building by moving or maintaining any such safe or other property shall be repaired at the expense of the Tenant.

     18. No Tenant shall overload the floor of its premises or mark, or drive nails, screw or drill into, the partitions, woodwork or plaster or in any way deface such premises or any part thereof.

     19. There shall not be used in any space, or in the public areas of the Building, either by any Tenant or others, any hand trucks except those equipped with rubber tires and side guards. No other vehicles of any kind shall be brought by any Tenant into or kept in or about any premises.

     20. Each Tenant shall store all its trash and garbage within the interior of its premises. No material shall be placed in the trash boxes or receptacles if such material is of such nature that it may not be disposed of in the ordinary and customary manner or removing and disposing of trash and garbage in the City of San Francisco without violation of any law or ordinance governing such disposal.

     21. Landlord shall have the right, exercisable without notice and without liability to any Tenant, to change the names and address of the Building.

     22. Landlord may waive any one or more of these Rules and Regulations for the benefit of any particular Tenant or Tenants, but no such waiver by Landlord shall be construed as a waiver of such Rules and Regulations in favor of any other Tenant or Tenants, nor prevent Landlord from thereafter enforcing any such Rules and Regulations against any or all Tenants of the Building.

     23. Tenant, employees, agents and guests shall not be passengers on the freight elevators except when using the elevators to move samples and equipment between the shipping/receiving area and the leased premises.

     24. These Rules and Regulations are in addition to, and shall not be construed to in any way modify, alter or amend, in whole or in part, the terms, covenants and conditions of the Lease.

                               SAN FRANCISCO MART
                                 LEASE EXTENSION

     This Lease Extension ("Agreement") is made this 6th day of May, 1998 by and between 1355 MARKET STREET ASSOCIATES, L.P. dba SAN FRANCISCO MART ("Landlord") and KELLER MANUFACTURING COMPANY, INC. ("Tenant").

     Landlord and Tenant entered into a Written Lease Agreement on May 21, 1996 (the "Lease") for the certain premises consisting of approximately 1,702 rentable square feet (the "Premises") known as Showroom 778 located at 1355 Market Street, San Francisco, CA 94103.

     Landlord and Tenant hereby acknowledge and mutually agree to the following:

     1. Defined Terms. Capitalized terms used but not defined in this Agreement shall have the meanings given to them in the Lease.

     2. Extension of Lease Term. The term of the lease is extended from the Expiration Date of June 30, 1998 until June 30, 1999 (the "Extended Term").

     3. Rent. As of the first month of the Extended Term, the Monthly Rent as set forth in paragraph 3(a) of the Lease shall be $2,534.00.

     4. Security Deposit. The Security Deposit will be increased to $5,068.00

     5. Electricity. Tenant shall pay for electricity on the first day of each month during the term of this lease beginning on the first such date after the commencement of this Lease at the monthly rate of $0.05 times the square feet in the Premises. Landlord reserves the right to change Tenant's use rate in its sole and absolute discretion upon thirty(30) days written notice to Tenant.

     6. No Representations. Landlord has made no representations other than those contained in this Agreement.

     7. Modification of Agreement. This Agreement constitutes the entire agreement of the parties with respect to the subject matters hereof and may not be modified except by a written instrument executed by both parties.

     8. Incorporation of Lease Terms; Lease in Full Force and Effect. All of the terms and provisions of the Lease are hereby incorporated in this Agreement except to the extent directly amended by the terms hereof. Except as expressly so amended, the Lease shall remain in full force and effect in accordance with its terms during the Extended Term.

     Upon execution of this Extension, Tenant shall deliver to Landlord the sum of $472.00 representing the additional security deposit.

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year appearing next to each signature below.

TENANT:                                      LANDLORD:

KELLER MANUFACTURING COMPANY, INC.           1355 MARKET STREET ASSOCIATES, L.P. dba SAN
                                             FRANCISCO MART

                                             By: Western Mart Corp., General Partner

By:                                          By:
Its:  Assist. V.P. of Marketing              Its:  Vice President

Date:  3/20/98                               Date:   4/13/98

Certified Correct
As to Area, Rate
And Extension